Putnam Research Fund
The fund's portfolio
4/30/23 (Unaudited)

COMMON STOCKS (98.0%)(a)
	Shares	Value
Aerospace and defense (1.8%)
Boeing Co. (The)(NON)	881	$182,173
Howmet Aerospace, Inc.	21,262	941,694
Northrop Grumman Corp.	6,736	3,107,115
Raytheon Technologies Corp.	34,917	3,488,209

		7,719,191
Air freight and logistics (0.5%)
FedEx Corp.	9,305	2,119,493

		2,119,493
Automobiles (1.2%)
General Motors Co.	18,183	600,766
Tesla, Inc.(NON)	28,936	4,754,474

		5,355,240
Banks (2.1%)
Bank of America Corp.	112,146	3,283,635
Citigroup, Inc.	121,115	5,700,883

		8,984,518
Beverages (2.9%)
Coca-Cola Co. (The)	78,117	5,011,206
Constellation Brands, Inc. Class A	1,978	453,892
PepsiCo, Inc.	37,117	7,085,264

		12,550,362
Biotechnology (1.8%)
AbbVie, Inc.	15,879	2,399,634
Alkermes PLC(NON)	40,866	1,166,724
Ascendis Pharma A/S ADR (Denmark)(NON)(S)	23,218	1,624,331
Biogen, Inc.(NON)	4,700	1,429,881
Regeneron Pharmaceuticals, Inc.(NON)	1,622	1,300,503

		7,921,073
Broadline retail (2.9%)
Amazon.com, Inc.(NON)	120,449	12,701,347

		12,701,347
Building products (0.7%)
Johnson Controls International PLC	52,184	3,122,691

		3,122,691
Capital markets (3.8%)
Charles Schwab Corp. (The)	64,230	3,355,375
Goldman Sachs Group, Inc. (The)	18,237	6,263,315
KKR & Co., Inc.	63,245	3,356,412
Quilter PLC (United Kingdom)	769,996	824,246
S&P Global, Inc.	7,409	2,686,355

		16,485,703
Chemicals (2.3%)
Corteva, Inc.	33,650	2,056,688
DuPont de Nemours, Inc.	39,937	2,784,408
Eastman Chemical Co.	13,774	1,160,735
Linde PLC	910	336,200
PPG Industries, Inc.	10,223	1,433,878
Sherwin-Williams Co. (The)	8,526	2,025,266

		9,797,175
Construction materials (0.3%)
CRH PLC ADR (Ireland)(S)	29,672	1,439,092

		1,439,092
Consumer finance (0.1%)
Capital One Financial Corp.	4,799	466,943

		466,943
Consumer staples distribution and retail (2.5%)
BJ's Wholesale Club Holdings, Inc.(NON)	5,676	433,476
Costco Wholesale Corp.	5,282	2,658,008
Target Corp.	15,253	2,406,161
Walgreens Boots Alliance, Inc.	17,959	633,055
Walmart, Inc.	31,842	4,807,187

		10,937,887
Containers and packaging (0.4%)
Avery Dennison Corp.	5,750	1,003,260
Berry Global Group, Inc.	13,378	773,382

		1,776,642
Electric utilities (2.8%)
Exelon Corp.	65,934	2,798,239
NextEra Energy, Inc.	29,468	2,258,133
NRG Energy, Inc.	158,980	5,432,346
PG&E Corp.(NON)	81,432	1,393,302

		11,882,020
Electrical equipment (0.3%)
Emerson Electric Co.	14,419	1,200,526

		1,200,526
Electronic equipment, instruments, and components (0.9%)
CDW Corp./DE	12,756	2,163,290
Vontier Corp.	68,496	1,858,296

		4,021,586
Energy equipment and services (0.4%)
Diamond Offshore Drilling, Inc.(NON)	154,863	1,779,376

		1,779,376
Entertainment (0.9%)
Netflix, Inc.(NON)	8,661	2,857,524
Sea, Ltd. ADR (Singapore)(NON)	10,844	825,987

		3,683,511
Financial services (4.1%)
Apollo Global Management, Inc.	60,997	3,866,600
Mastercard, Inc. Class A	25,340	9,629,960
Visa, Inc. Class A(S)	18,401	4,282,465

		17,779,025
Food products (0.2%)
McCormick & Co., Inc. (non-voting shares)	11,942	1,049,105

		1,049,105
Ground transportation (1.7%)
CSX Corp.	38,140	1,168,610
Hertz Global Holdings, Inc.(NON)	55,536	926,340
Union Pacific Corp.	25,920	5,072,544

		7,167,494
Health care equipment and supplies (2.7%)
Abbott Laboratories	12,255	1,353,810
Becton, Dickinson and Co.	7,773	2,054,482
Boston Scientific Corp.(NON)	43,514	2,267,950
Dexcom, Inc.(NON)	11,757	1,426,594
IDEXX Laboratories, Inc.(NON)	789	388,314
Intuitive Surgical, Inc.(NON)	7,855	2,366,083
Medtronic PLC	5,732	521,325
Stryker Corp.	3,943	1,181,520

		11,560,078
Health care providers and services (4.2%)
Cigna Corp.	16,484	4,175,232
Elevance Health, Inc.	1,432	671,107
Humana, Inc.	3,137	1,664,147
McKesson Corp.	9,096	3,313,127
UnitedHealth Group, Inc.	16,648	8,192,315

		18,015,928
Hotels, restaurants, and leisure (2.3%)
Aramark	24,198	839,671
Booking Holdings, Inc.(NON)	1,506	4,045,583
Chipotle Mexican Grill, Inc.(NON)	1,153	2,383,966
Hilton Worldwide Holdings, Inc.	14,879	2,142,874
Penn Entertainment, Inc.(NON)	23,559	701,823

		10,113,917
Household durables (1.0%)
PulteGroup, Inc.	63,379	4,255,900

		4,255,900
Household products (1.9%)
Procter & Gamble Co. (The)	53,003	8,288,609

		8,288,609
Independent power and renewable electricity producers (0.1%)
Vistra Corp.	17,195	410,273

		410,273
Industrial conglomerates (0.9%)
General Electric Co.	8,046	796,313
Honeywell International, Inc.	16,290	3,255,394

		4,051,707
Insurance (2.9%)
AIA Group, Ltd. (Hong Kong)	190,200	2,075,307
Assured Guaranty, Ltd.	86,476	4,658,462
AXA SA (France)	76,392	2,493,944
Prudential PLC (United Kingdom)	213,496	3,270,744

		12,498,457
Interactive media and services (5.8%)
Alphabet, Inc. Class A(NON)	143,583	15,412,199
Meta Platforms, Inc. Class A(NON)	40,293	9,683,214

		25,095,413
Life sciences tools and services (1.7%)
Bio-Rad Laboratories, Inc. Class A(NON)	3,695	1,665,669
Danaher Corp.	7,237	1,714,518
Illumina, Inc.(NON)	1,084	222,827
Thermo Fisher Scientific, Inc.	6,526	3,621,277

		7,224,291
Machinery (1.5%)
Deere & Co.	2,786	1,053,164
Ingersoll Rand, Inc.	31,072	1,771,725
Otis Worldwide Corp.	45,069	3,844,385

		6,669,274
Media (0.3%)
Charter Communications, Inc. Class A(NON)	3,865	1,425,026

		1,425,026
Metals and mining (0.5%)
Agnico-Eagle Mines, Ltd. (Canada)	30,688	1,740,916
Glencore PLC (United Kingdom)	97,014	572,440

		2,313,356
Multi-utilities (0.4%)
Ameren Corp.	17,212	1,531,352

		1,531,352
Office REITs (0.1%)
Vornado Realty Trust(R)(S)	40,618	609,676

		609,676
Oil, gas, and consumable fuels (5.0%)
BP PLC (United Kingdom)	313,005	2,105,070
Cenovus Energy, Inc. (Canada)	251,922	4,228,296
ConocoPhillips	20,812	2,141,347
Exxon Mobil Corp.	88,152	10,431,908
Shell PLC (London Exchange) (United Kingdom)	87,709	2,698,349

		21,604,970
Passenger airlines (0.3%)
Southwest Airlines Co.	44,481	1,347,329

		1,347,329
Pharmaceuticals (3.8%)
4Front Ventures Corp.(NON)	1,724,209	285,874
Eli Lilly and Co.	11,385	4,506,866
Innoviva, Inc.(NON)	146,540	1,718,914
Johnson & Johnson	26,059	4,265,858
Merck & Co., Inc.	39,474	4,558,063
TerrAscend Corp. (Canada)(NON)	97,422	163,669
Zoetis, Inc.	5,113	898,763

		16,398,007
Semiconductors and semiconductor equipment (5.2%)
Advanced Micro Devices, Inc.(NON)	47,666	4,259,910
Broadcom, Inc.	9,123	5,715,560
NVIDIA Corp.	29,157	8,090,776
Qualcomm, Inc.	39,241	4,583,349

		22,649,595
Software (11.2%)
Intuit, Inc.	9,820	4,359,589
Microsoft Corp.	85,723	26,339,249
Oracle Corp.	105,539	9,996,654
Salesforce, Inc.(NON)	38,033	7,544,606

		48,240,098
Specialized REITs (1.1%)
American Tower Corp.(R)	8,972	1,833,787
Gaming and Leisure Properties, Inc.(R)	53,211	2,766,972

		4,600,759
Specialty retail (2.8%)
CarMax, Inc.(NON)(S)	15,278	1,069,918
Home Depot, Inc. (The)	26,520	7,970,321
O'Reilly Automotive, Inc.(NON)	2,041	1,872,230
TJX Cos., Inc. (The)	10,962	864,025
Warby Parker, Inc. Class A(NON)(S)	12,463	131,235

		11,907,729
Technology hardware, storage, and peripherals (5.0%)
Apple, Inc.	126,446	21,455,357

		21,455,357
Textiles, apparel, and luxury goods (0.8%)
Levi Strauss & Co. Class A	27,782	401,728
Lululemon Athletica, Inc. (Canada)(NON)	1,993	757,200
Nike, Inc. Class B	18,374	2,328,353

		3,487,281
Tobacco (0.1%)
Altria Group, Inc.	9,530	452,770

		452,770
Trading companies and distributors (0.5%)
United Rentals, Inc.	6,034	2,178,938

		2,178,938
Wireless telecommunication services (1.3%)
T-Mobile US, Inc.(NON)	38,278	5,508,200

		5,508,200

Total common stocks (cost $297,248,733)		$423,834,290

PURCHASED OPTIONS OUTSTANDING (—%)(a)
Counterparty	Expiration date/ strike price	Notional amount	Contract amount	Value
Barclays Bank PLC
Becton, Dickinson and Co. (Call)	Jan-24/$290.00	$1,914,133	$7,242	$66,809

Total purchased options outstanding (cost $45,625)				$66,809

SHORT-TERM INVESTMENTS (4.2%)(a)
		Principal amount/ shares	Value
Putnam Cash Collateral Pool, LLC 5.06%(AFF)	Shares	8,769,390	$8,769,390
Putnam Short Term Investment Fund Class P 4.98%(AFF)	Shares	8,759,375	8,759,375
U.S. Treasury Bills 4.790%, 5/11/23(SEG)(SEGSF)		$200,000	199,767
U.S. Treasury Bills 4.735%, 5/2/23(SEGSF)		200,000	199,978
U.S. Treasury Bills 4.563%, 5/23/23(SEG)		100,000	99,746

Total short-term investments (cost $18,028,206)			$18,028,256
TOTAL INVESTMENTS

Total investments (cost $315,322,564)			$441,929,355

	FORWARD CURRENCY CONTRACTS at 4/30/23 (aggregate face value $26,369,159) (Unaudited)
	Counterparty	Currency	Contract type*	Delivery date	Value	Aggregate face value	Unrealized appreciation/ (depreciation)
	Bank of America N.A.
		British Pound	Sell	6/21/23	$6,426,467	$6,118,109	$(308,358)
		Canadian Dollar	Sell	7/19/23	2,357,689	2,378,534	20,845
		Danish Krone	Sell	6/21/23	1,189,458	1,151,933	(37,525)
	Barclays Bank PLC
		Euro	Sell	6/21/23	1,025,424	990,266	(35,158)
	Citibank, N.A.
		Canadian Dollar	Sell	7/19/23	2,172,734	2,191,993	19,259
		Euro	Sell	6/21/23	1,494,379	1,443,169	(51,210)
	Goldman Sachs International
		Swedish Krona	Buy	6/21/23	1,166,085	1,144,205	21,880
	HSBC Bank USA, National Association
		Hong Kong Dollar	Sell	5/17/23	1,129,472	1,135,147	5,675
	JPMorgan Chase Bank N.A.
		Singapore Dollar	Sell	5/17/23	958,406	974,261	15,855
	Morgan Stanley & Co. International PLC
		Canadian Dollar	Sell	7/19/23	654,585	660,353	5,768
		Euro	Sell	6/21/23	569,066	549,425	(19,641)
		Swedish Krona	Sell	6/21/23	1,161,910	1,150,071	(11,839)
	State Street Bank and Trust Co.
		British Pound	Sell	6/21/23	1,016,500	967,573	(48,927)
		Hong Kong Dollar	Sell	5/17/23	943,721	948,320	4,599
	UBS AG
		Canadian Dollar	Sell	7/19/23	2,468,499	2,490,435	21,936
		Euro	Sell	6/21/23	905,976	874,760	(31,216)
	WestPac Banking Corp.
		British Pound	Sell	6/21/23	1,261,316	1,200,605	(60,711)

	Unrealized appreciation						115,817

	Unrealized (depreciation)						(604,585)

	Total						$(488,768)
*	The exchange currency for all contracts listed is the United States Dollar.

FUTURES CONTRACTS OUTSTANDING at 4/30/23 (Unaudited)
	Number of contracts	Notional amount	Value	Expiration date	Unrealized appreciation/ (depreciation)
S&P 500 Index E-Mini (Long)	18	$3,752,532	$3,769,650	Jun-23	$75,461

Unrealized appreciation					75,461

Unrealized (depreciation)					—

Total					$75,461

WRITTEN OPTIONS OUTSTANDING at 4/30/23 (premiums $27,882) (Unaudited)
Counterparty	Expiration date/ strike price	Notional amount	Contract amount	Value
Barclays Bank PLC
Becton, Dickinson and Co. (Call)	Jan-24/$300.00	$1,914,133	$7,242	$46,886

Total				$46,886

Key to holding's abbreviations
ADR	American Depository Receipts: Represents ownership of foreign securities on deposit with a custodian bank.
Notes to the fund's portfolio
Unless noted otherwise, the notes to the fund's portfolio are for the close of the fund's reporting period, which ran from August 1, 2022 through April 30, 2023 (the reporting period). Within the following notes to the portfolio, references to "Putnam Management" represent Putnam Investment Management, LLC, the fund's manager, an indirect wholly-owned subsidiary of Putnam Investments, LLC, references to "ASC 820" represent Accounting Standards Codification 820 Fair Value Measurements and Disclosures and references to "OTC", if any, represent over-the-counter.
(a)	Percentages indicated are based on net assets of $432,289,066.
(NON)	This security is non-income-producing.
(AFF)	Affiliated company. For investments in Putnam Cash Collateral Pool, LLC and Putnam Short Term Investment Fund, the rate quoted in the security description is the annualized 7-day yield of the fund at the close of the reporting period. Transactions during the period with any company which is under common ownership or control were as follows:
	Name of affiliate	Fair value as of 7/31/22	Purchase cost	Sale proceeds	Investment income	Shares outstanding and fair value as of 4/30/23
Short-term investments
	Putnam Cash Collateral Pool, LLC*#	$7,391,219	$40,096,268	$38,718,097	$137,849	$8,769,390
	Putnam Short Term Investment Fund**	6,558,450	61,773,675	59,572,750	259,510	8,759,375

	Total Short-term investments	$13,949,669	$101,869,943	$98,290,847	$397,359	$17,528,765
* The fund may lend securities, through its agent, to qualified borrowers in order to earn additional income. The loans are collateralized by cash in an amount at least equal to the fair value of the securities loaned. The fair value of securities loaned is determined daily and any additional required collateral is allocated to the fund on the next business day. The remaining maturities of the securities lending transactions are considered overnight and continuous. The risk of borrower default will be borne by the fund’s agent; the fund will bear the risk of loss with respect to the investment of the cash collateral. The fund receives cash collateral, which is invested in Putnam Cash Collateral Pool, LLC, a limited liability company managed by an affiliate of Putnam Management. Investments in Putnam Cash Collateral Pool, LLC are valued at its closing net asset value each business day. There are no management fees charged to Putnam Cash Collateral Pool, LLC and there were no realized or unrealized gains or losses during the period.
# At the close of the reporting period, the fund received cash collateral of $8,769,390 for securities loaned. The rate quoted in the security description is the annualized 7-day yield at the close of the reporting period. At the close of the reporting period, the value of securities loaned amounted to $8,502,295. Certain of these securities were sold prior to the close of the reporting period.
** Management fees charged to Putnam Short Term Investment Fund have been waived by Putnam Management. There were no realized or unrealized gains or losses during the period.
(SEG)	This security, in part or in entirety, was pledged and segregated with the broker to cover margin requirements for futures contracts at the close of the reporting period. Collateral at period end totaled $224,523.
(SEGSF)	This security, in part or in entirety, was pledged and segregated with the custodian for collateral on certain derivative contracts at the close of the reporting period. Collateral at period end totaled $252,815.
(R)	Real Estate Investment Trust.
(S)	This security is on loan, in part or in entirety, at the close of the reporting period.
Unless otherwise noted, the rates quoted in Short-term investments security descriptions represent the weighted average yield to maturity.
The dates shown on debt obligations are the original maturity dates.
Security valuation: Portfolio securities and other investments are valued using policies and procedures adopted by the Board of Trustees. The Trustees have formed a Pricing Committee to oversee the implementation of these procedures and have delegated responsibility for valuing the fund’s assets in accordance with these procedures to Putnam Management. Putnam Management has established an internal Valuation Committee that is responsible for making fair value determinations, evaluating the effectiveness of the pricing policies of the fund and reporting to the Pricing Committee.
Investments for which market quotations are readily available are valued at the last reported sales price on their principal exchange, or official closing price for certain markets, and are classified as Level 1 securities under ASC 820. If no sales are reported, as in the case of some securities that are traded OTC, a security is valued at its last reported bid price and is generally categorized as a Level 2 security.
Investments in open-end investment companies (excluding exchange-traded funds), if any, which can be classified as Level 1 or Level 2 securities, are valued based on their net asset value. The net asset value of such investment companies equals the total value of their assets less their liabilities and divided by the number of their outstanding shares.
Market quotations are not considered to be readily available for certain debt obligations (including short-term investments with remaining maturities of 60 days or less) and other investments; such investments are valued on the basis of valuations furnished by an independent pricing service approved by the Trustees or dealers selected by Putnam Management. Such services or dealers determine valuations for normal institutional-size trading units of such securities using methods based on market transactions for comparable securities and various relationships, generally recognized by institutional traders, between securities (which consider such factors as security prices, yields, maturities and ratings). These securities will generally be categorized as Level 2.
Many securities markets and exchanges outside the U.S. close prior to the scheduled close of the New York Stock Exchange and therefore the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the scheduled close of the New York Stock Exchange. Accordingly, on certain days, the fund will fair value certain foreign equity securities taking into account multiple factors including movements in the U.S. securities markets, currency valuations and comparisons to the valuation of American Depository Receipts, exchange-traded funds and futures contracts. The foreign equity securities, which would generally be classified as Level 1 securities, will be transferred to Level 2 of the fair value hierarchy when they are valued at fair value. The number of days on which fair value prices will be used will depend on market activity and it is possible that fair value prices will be used by the fund to a significant extent. At the close of the reporting period, fair value pricing was used for certain foreign securities in the portfolio. Securities quoted in foreign currencies, if any, are translated into U.S. dollars at the current exchange rate.
To the extent a pricing service or dealer is unable to value a security or provides a valuation that Putnam Management does not believe accurately reflects the security's fair value, the security will be valued at fair value by Putnam Management in accordance with policies and procedures approved by the Trustees. Certain investments, including certain restricted and illiquid securities and derivatives, are also valued at fair value following procedures approved by the Trustees. These valuations consider such factors as significant market or specific security events such as interest rate or credit quality changes, various relationships with other securities, discount rates, U.S. Treasury, U.S. swap and credit yields, index levels, convexity exposures, recovery rates, sales and other multiples and resale restrictions. These securities are classified as Level 2 or as Level 3 depending on the priority of the significant inputs.
To assess the continuing appropriateness of fair valuations, the Valuation Committee reviews and affirms the reasonableness of such valuations on a regular basis after considering all relevant information that is reasonably available. Such valuations and procedures are reviewed periodically by the Trustees. The fair value of securities is generally determined as the amount that the fund could reasonably expect to realize from an orderly disposition of such securities over a reasonable period of time. By its nature, a fair value price is a good faith estimate of the value of a security in a current sale and does not reflect an actual market price, which may be different by a material amount.
Options contracts: The fund used options contracts to gain exposure to securities.
The potential risk to the fund is that the change in value of options contracts may not correspond to the change in value of the hedged instruments. In addition, losses may arise from changes in the value of the underlying instruments if there is an illiquid secondary market for the contracts, if interest or exchange rates move unexpectedly or if the counterparty to the contract is unable to perform. Realized gains and losses on purchased options are included in realized gains and losses on investment securities. If a written call option is exercised, the premium originally received is recorded as an addition to sales proceeds. If a written put option is exercised, the premium originally received is recorded as a reduction to the cost of investments.
Exchange-traded options are valued at the last sale price or, if no sales are reported, the last bid price for purchased options and the last ask price for written options. OTC traded options are valued using prices supplied by dealers.
Options on swaps are similar to options on securities except that the premium paid or received is to buy or grant the right to enter into a previously agreed upon interest rate or credit default contract. Forward premium swap options contracts include premiums that have extended settlement dates. The delayed settlement of the premiums is factored into the daily valuation of the option contracts. In the case of interest rate cap and floor contracts, in return for a premium, ongoing payments between two parties are based on interest rates exceeding a specified rate, in the case of a cap contract, or falling below a specified rate in the case of a floor contract.
For the fund's average contract amount on options contracts, see the appropriate table at the end of these footnotes.
Futures contracts: The fund used futures contracts to equitize cash.
The potential risk to the fund is that the change in value of futures contracts may not correspond to the change in value of the hedged instruments. In addition, losses may arise from changes in the value of the underlying instruments, if there is an illiquid secondary market for the contracts, if interest or exchange rates move unexpectedly or if the counterparty to the contract is unable to perform. With futures, there is minimal counterparty credit risk to the fund since futures are exchange traded and the exchange’s clearinghouse, as counterparty to all exchange traded futures, guarantees the futures against default. When the contract is closed, the fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.
Futures contracts are valued at the quoted daily settlement prices established by the exchange on which they trade. The fund and the broker agree to exchange an amount of cash equal to the daily fluctuation in the value of the futures contract. Such receipts or payments are known as “variation margin”.
For the fund's average number of futures contracts, see the appropriate table at the end of these footnotes.
Forward currency contracts: The fund buys and sells forward currency contracts, which are agreements between two parties to buy and sell currencies at a set price on a future date. These contracts were used to hedge foreign exchange risk.
The U.S. dollar value of forward currency contracts is determined using current forward currency exchange rates supplied by a quotation service. The fair value of the contract will fluctuate with changes in currency exchange rates. The contract is marked to market daily and the change in fair value is recorded as an unrealized gain or loss. The fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed when the contract matures or by delivery of the currency. The fund could be exposed to risk if the value of the currency changes unfavorably, if the counterparties to the contracts are unable to meet the terms of their contracts or if the fund is unable to enter into a closing position.
For the fund's average contract amount on forward currency contracts, see the appropriate table at the end of these footnotes.
Master agreements: The fund is a party to ISDA (International Swaps and Derivatives Association, Inc.) Master Agreements that govern OTC derivative and foreign exchange contracts and Master Securities Forward Transaction Agreements that govern transactions involving mortgage-backed and other asset-backed securities that may result in delayed delivery (Master Agreements) with certain counterparties entered into from time to time. The Master Agreements may contain provisions regarding, among other things, the parties' general obligations, representations, agreements, collateral requirements, events of default and early termination. With respect to certain counterparties, in accordance with the terms of the Master Agreements, collateral posted to the fund is held in a segregated account by the fund's custodian and, with respect to those amounts which can be sold or repledged, are presented in the fund's portfolio.
Collateral pledged by the fund is segregated by the fund’s custodian and identified in the fund’s portfolio. Collateral can be in the form of cash or debt securities issued by the U.S. Government or related agencies or other securities as agreed to by the fund and the applicable counterparty. Collateral requirements are determined based on the fund’s net position with each counterparty.
With respect to ISDA Master Agreements, termination events applicable to the fund may occur upon a decline in the fund’s net assets below a specified threshold over a certain period of time. Termination events applicable to counterparties may occur upon a decline in the counterparty’s long-term or short-term credit ratings below a specified level. In each case, upon occurrence, the other party may elect to terminate early and cause settlement of all derivative and foreign exchange contracts outstanding, including the payment of any losses and costs resulting from such early termination, as reasonably determined by the terminating party. Any decision by one or more of the fund’s counterparties to elect early termination could impact the fund’s future derivative activity.
At the close of the reporting period, the fund had a net liability position of $512,255 on open derivative contracts subject to the Master Agreements. Collateral posted by the fund at period end for these agreements totaled $252,815 and may include amounts related to unsettled agreements.

ASC 820 establishes a three-level hierarchy for disclosure of fair value measurements. The valuation hierarchy is based upon the transparency of inputs to the valuation of the fund's investments. The three levels are defined as follows:
Level 1: Valuations based on quoted prices for identical securities in active markets.
Level 2: Valuations based on quoted prices in markets that are not active or for which all significant inputs are observable, either directly or indirectly.

Level 3: Valuations based on inputs that are unobservable and significant to the fair value measurement.
The following is a summary of the inputs used to value the fund's net assets as of the close of the reporting period:
	Valuation inputs
Investments in securities:	Level 1	Level 2	Level 3
Common stocks*:
Communication services	$35,712,150	$—	$—
Consumer discretionary	47,821,414	—	—
Consumer staples	33,278,733	—	—
Energy	18,580,927	4,803,419	—
Financials	47,550,405	8,664,241	—
Health care	61,119,377	—	—
Industrials	35,576,643	—	—
Information technology	96,366,636	—	—
Materials	14,753,825	572,440	—
Real estate	5,210,435	—	—
Utilities	13,823,645	—	—

Total common stocks	409,794,190	14,040,100	—
Purchased options outstanding	—	66,809	—
Short-term investments	—	18,028,256	—

Totals by level	$409,794,190	$32,135,165	$—
	Valuation inputs

Other financial instruments:	Level 1	Level 2	Level 3
Forward currency contracts	$—	$(488,768)	$—
Futures contracts	75,461	—	—
Written options outstanding	—	(46,886)	—

Totals by level	$75,461	$(535,654)	$—
* Common stock classifications are presented at the sector level, which may differ from the fund's portfolio presentation.
The volume of activity for the reporting period for any derivative type that was held at the close of the period is listed below and was based on an average of the holdings of that derivative at the end of each fiscal quarter in the reporting period:
Purchased equity option contracts (contract amount)	$2,000
Written equity option contracts (contract amount)	$2,000
Futures contracts (number of contracts)	10
Forward currency contracts (contract amount)	$26,000,000
For additional information regarding the fund please see the fund's most recent annual or semiannual shareholder report filed on the Securities and Exchange Commission's Web site, www.sec.gov, or visit Putnam's Individual Investor Web site at www.putnaminvestments.com